                                SECOND AMENDMENT
                    TO AMENDED AND RESTATED CREDIT AGREEMENT


         This SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), dated as of March 25, 1999, is entered into by and among AMERIGAS PROPANE, L.P., a Delaware limited partnership (the "Company"), AMERIGAS PROPANE, INC., a Pennsylvania corporation (the "General Partner"), PETROLANE INCORPORATED, a Pennsylvania corporation ("Petrolane"; the Company, the General Partner and Petrolane are, collectively, the "Borrowers"), each of the financial institutions that is a signatory to this Amendment (collectively, the "Banks"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as agent for the Banks (in such capacity, the "Agent"), and amends that certain Amended and Restated Credit Agreement (as the same is in effect immediately prior to the effectiveness of this Amendment, the "Existing Credit Agreement" and as the same may be amended, supplemented or modified and in effect from time to time, the "Credit Agreement"), dated as of September 15, 1997, by and among the Company, the General Partner, Petrolane, the Agent, First Union National Bank, as Syndication Agent and the Banks from time to time party to the Credit Agreement, as amended by that certain First Amendment to Amended and Restated Credit Agreement, dated as of September 15, 1998 (the "First Amendment"). Capitalized terms used and not otherwise defined in this Amendment shall have the same meanings in this Amendment as set forth in the Credit Agreement, and the rules of interpretation set forth in Section 1.2 of the Credit Agreement shall be applicable to this Amendment.

                                    RECITALS

         1. The 1998 Mortgage Notes referred to in the First Amendment and the Existing Credit Agreement were never issued by the Company. In lieu of the 1998 Mortgage Notes, the Company now proposes to issue the Series D First Mortgage Notes referred to below. The Company has requested that the Banks replace the term "1998 Mortgage Notes" in every place in which it appears in the Existing Credit Agreement with the term "Series D First Mortgage Notes" as defined below.

         2. In connection with the issuance of the Series D First Mortgage Notes referred to below, the Company has also requested that the Banks take certain actions relating to such Series D First Mortgage Notes becoming Parity Debt, as more particularly described below.

         3. The Agent and the Banks are willing to agree to so amend the Existing Credit Agreement and to make certain other agreements, in each case on the terms and subject to the conditions set forth below.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements set forth below and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

         SECTION 1. Amendments. On the terms of this Amendment and subject to the satisfaction of all of the conditions precedent set forth below in Section 2:

                  (a) The following definition is hereby added to Section 1.1 of the Credit Agreement in its appropriate alphabetical order:

                  "Series D First Mortgage Notes" means the First Mortgage Notes, Series D, in aggregate principal amount not exceeding $70,000,000, issued pursuant to that certain Note Agreement, to be dated as of March, 1999, among the Company, the General Partner and the purchasers named in Schedule I thereto (but not any extension, refunding or refinancing thereof)."

                  (b) The Existing Credit Agreement is hereby amended by deleting the term "1998 Mortgage Notes" in every place in which it appears in the Existing Credit Agreement and substituting in lieu thereof the term "Series D First Mortgage Notes" and by deleting the definition of "1998 Mortgage Notes" from Section 1.1 of the Existing Credit Agreement.

                  (c) The definition of "Loan Documents" contained in Section
1.1 of the Existing Credit Agreement is hereby amended by adding the words "the Second Amendment to Amended and Restated Credit Agreement, dated as of March 25, 1999, among the Borrowers, the Banks and the Agent," after the words "the First Amendment to Amended and Restated Credit Agreement, dated as of September 15, 1998, among the Borrowers, the Banks and the Agent,".

         SECTION 2. Conditions to Effectiveness of Section 1 Amendments. The amendments set forth in Section 1 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of all such conditions being referred to as the "Amendment Effective Date"):

                  (a) On or before the Amendment Effective Date, the Agent shall have received, on behalf of the Banks, this Amendment, duly executed and delivered by the Company, the General Partner, Petrolane, each Restricted Subsidiary, the Required Banks and the Agent.

                  (b) The Agent shall have received a certificate from a Responsible Officer of the Company certifying that (1) all governmental actions or filings necessary for the execution, delivery and performance of this Amendment shall have been made, taken or obtained, and no order, statutory rule, regulation, executive order, decree, judgment or injunction shall have been enacted, entered, issued, promulgated or enforced by any court or other governmental entity which prohibits or restricts the transactions contemplated by this Amendment nor shall any action have been commenced or threatened seeking any injunction or any restraining or other order to prohibit, restrain, invalidate or set aside the transactions contemplated by this Amendment and (2) each of the representations and warranties set forth in this Amendment is true and correct as of the Amendment Effective Date.

         SECTION 3. The Borrowers' Representations and Warranties. In order to induce the Banks to enter into this Amendment and to amend the Existing Credit Agreement in the manner provided in this Amendment, the Company, the General Partner and Petrolane represent and warrant to each Bank as of the Amendment Effective Date as follows:

                  (a) Power and Authority. The Company has all requisite partnership power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Existing Credit Agreement as amended by this Amendment (hereafter referred to as the "Amended Credit Agreement"). The General Partner has all requisite corporate power and authority to enter into this Amendment in its individual capacity and in its capacity as the sole general partner of the Company and to carry out the transactions contemplated by, and perform its obligations under, the Amended Credit Agreement. Petrolane has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Amended Credit Agreement. Each Restricted Subsidiary has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Security Documents.

                  (b) Authorization of Agreements. The execution and delivery of this Amendment by the Company, the General Partner, Petrolane and each Restricted Subsidiary and the performance of the Amended Credit Agreement by the Company, the General Partner and Petrolane have been duly authorized by all necessary action, and this Amendment has been duly executed and delivered by the Company, the General Partner, Petrolane and each Restricted Subsidiary.

                  (c) Enforceability. The Amended Credit Agreement constitutes the legal, valid and binding obligation of the Company, the General Partner and Petrolane enforceable against the Company, the General Partner and Petrolane in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium or similar laws affecting creditors' rights generally.

                  (d) No Conflict. The execution, delivery and performance by each of the Company, the General Partner, Petrolane and the Restricted Subsidiaries of this Amendment, and the performance by each of the Company, the General Partner, Petrolane and the Restricted Subsidiaries of the Amended Credit Agreement do not and will not (i) violate (x) any provision of the Partnership Agreement or the certificate or articles of incorporation or other Organization Documents of the Company, the General Partner, Petrolane or any of their respective Subsidiaries, (y) any applicable law, ordinance, rule or regulation of any Governmental Authority or any applicable order, judgment or decree of any court, arbitrator or Governmental Authority, or (z) any provision of any agreement or instrument to which the Company, the General Partner, Petrolane or any of their respective Subsidiaries is a party or by which any of its properties is bound, except (in the case of clauses (y) and (z) above) for such violations which would not, individually or in the aggregate, present a reasonable likelihood of having a Material Adverse Effect, or (ii) result in the creation of (or impose any express obligation on the part of the Borrowers to create) any Lien not permitted by Section 8.3.

                  (e) Governmental Consents. Except for Routine Permits, (i) no consent, approval or authorization of, or declaration or filing with, any Governmental Authority is required for the valid execution, delivery and performance of this Amendment by the Company, the General Partner, Petrolane and the Restricted Subsidiaries.

                  (f) Representations and Warranties in the Credit Agreement. The Company, the General Partner and Petrolane confirm that, as of the Amendment Effective Date, (i) the representations and warranties contained in Article VI of the Credit Agreement are (before and after giving effect to this Amendment) true and correct in all material respects (except to the extent such representations and warranties expressly relate to an earlier time or date, in which case they shall have been true and correct in all material respects as of such earlier time or date) with the same effect as if made on and as of the Amendment Effective Date and (ii) that no Default or Event of Default has occurred and is continuing.

                  (g) Liens. As of the Amendment Effective Date, there are no Liens on the General Collateral other than Liens permitted under Section 8.3 of the Credit Agreement.

                  (h) Subsidiaries. As of the Amendment Effective Date, the Company has no Restricted Subsidiaries other than AmeriGas Propane Parts & Service, Inc.

         SECTION 4. Affirmative Covenants. (a) The Company hereby agrees to obtain and deliver to the Agent, as promptly as practicable, but in any event within 30 days after the date of issuance of the Series D First Mortgage Notes,
(i) title endorsements or their equivalents, in form and substance reasonably satisfactory to the Collateral Agent, with respect to the title insurance policies listed on Schedule I hereto and (ii) an opinion of Morgan, Lewis & Bockius LLP, special counsel for the Obligors, in form and substance reasonably satisfactory to the Collateral Agent relating to the obligation, if any, to pay Florida non-recurring intangible personal property taxes in connection with the issuance of the Series D First Mortgage Notes.

                  (b) Resolutions. Concurrently with the issuance by the Company of the Series D First Mortgage Notes, the Company will deliver to the Agent copies of partnership authorizations for the Company and resolutions of the board of directors of each of the General Partner, Petrolane and the Restricted Subsidiaries authorizing and ratifying the transactions contemplated hereby, certified by the Secretary or an Assistant Secretary of such Person.

         SECTION 5. Further Agreements. The parties hereby acknowledge and agree that in the event of any future issuance of Parity Debt, the Company shall deliver to the Agent, as promptly as practicable, but in any event within 10 Business Days after the date of issuance of such Parity Debt, title endorsements or their equivalents, in form and substance reasonably satisfactory to the Collateral Agent, with respect to the title insurance policies issued in connection with the Mortgages listed on Schedule I hereto and any title insurance policies obtained by the Company pursuant to Section 7.10 of the Credit Agreement.

         SECTION 6. Direction Notices.

                  (a) Each of the Banks which executes this Amendment, by its execution of this Amendment, confirms that it has received and reviewed each of the documents identified on

Schedule II hereto, which documents have been distributed by the Borrowers to satisfy the requirements set forth in Section 6(a)(ii) of the Collateral Agency Agreement.

                  (b) Each of the Banks which executes this Amendment, by its execution of this Amendment, hereby (1) agrees that, upon the satisfaction of the conditions set forth below, the conditions to the Borrowers' designation of the Series D First Mortgage Notes as Parity Debt set forth in Section 6(a) of the Collateral Agency Agreement (assuming the accuracy of the representations and warranties made by the Borrowers therein) will have been satisfied and (2) thereupon authorizes and directs the Collateral Agent to confirm in writing to the New Parity Lenders or the New Parity Agent, if any (as such terms are defined in the Supplement), that the conditions set forth in Section 6(a) have been satisfied with respect to that certain Note Agreement, to be dated as of March, 1999, among the Company, the General Partner and the purchasers named in
Schedule I thereto, relating to the Series D First Mortgage Notes (the "Series D Note Agreement"):

                           (i) The Collateral Agent shall have received a
supplement (the "Supplement") to the Collateral Agency Agreement in the form of Exhibit A to the Collateral Agency Agreement, executed and delivered by the Obligors, the New Parity Lenders and the New Parity Agent, if any (as each such term is defined in the Supplement), with no modifications thereto other than minor, nonmaterial changes necessary to identify the Series D First Mortgage Notes transaction.

                           (ii) The Collateral Agent shall have received an
Officer's Certificate (as defined in the Collateral Agency Agreement, an "Officer's Certificate") of the Borrowers to the effect that (A) Sections 9.3(b) and 10.7(c) of the Series D Note Agreement are substantially identical to (including without limitation with respect to amounts to be prepaid), and not in conflict or inconsistent with (1) Section 9.3(b) of the Note Agreements and
Section 2.7(c) of the Credit Agreement with respect to Excess Taking Proceeds (as defined in the Collateral Agency Agreement) or (2) Section 10.7(c) of the Note Agreements and Section 8.8(c) of the Credit Agreement with respect to Excess Sale Proceeds (as defined in the Collateral Agency Agreement) and (B) the incurrence of the Series D First Mortgage Notes complies with the terms of
Section 10.1(a), 10.1(b), 10.1(e) or 10.1(f) of the Note Agreements and Section 8.1(a), 8.1(b), 8.1(e) or 8.1(f) of the Credit Agreement.

                           (iii) The Collateral Agent shall have received an
Officer's Certificate of the Borrowers to the effect that all state and local stamp, recording, filing, intangible and similar taxes or fees which are payable in connection with the inclusion of the Series D First Mortgage Notes as Obligations (as defined in the Collateral Agency Agreement) shall have been paid.

                           (iv) The Collateral Agent shall have received an
Officer's Certificate of the Borrowers to the effect that no General Event of Default shall have occurred and be continuing as of the date of the Supplement.

                  (c) Each of the Banks which executes this Amendment, by its execution hereof, hereby (i) acknowledges that certain of the Mortgages contain limitations on the maximum principal amounts of the Obligations which are secured by such Mortgages, which limitations were established based upon the appraised value of each property covered by the Mortgages and (ii) in connection with the issuance of the Series D First Mortgage Notes and in connection with any future issuance of Parity Debt, authorizes and directs the Collateral Agent to negotiate and execute (A) at the request of the Borrowers, amendments to each of the Florida Mortgages and to such of the other Mortgages as deemed necessary or advisable by the Collateral Agent to establish such separate limitations with respect to the Series D First Mortgage Notes (or future issuances of Parity Debt, as the case may be) in an amount that increases the aggregate amount of the limitations on the maximum principal amounts secured by such Mortgage to 105% of the amount of the then current limitation(s) in such Mortgage, and (B) any other Mortgages or amendments to Mortgages deemed necessary by the Collateral Agent to obtain title insurance endorsements on the properties covered by the Mortgages.

         SECTION 7. Miscellaneous.

                  (a) Reference to and Effect on the Existing Credit Agreement and the Other Loan Documents.

                           (i) Except as specifically amended by this Amendment and the documents executed and delivered in connection herewith, the Existing Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed. This Amendment shall be a "Loan Document" under the Credit Agreement.

                           (ii) The execution and delivery of this Amendment and performance of the Amended Credit Agreement shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Banks under, the Existing Credit Agreement or any other Loan Document.

                           (iii) Upon the conditions precedent set forth herein being satisfied, this Amendment shall be construed as one with the Existing Credit Agreement, and the Existing Credit Agreement shall, where the context requires, be read and construed throughout so as to incorporate this Amendment.

                  (b) Fees and Expenses. The Company, the General Partner and Petrolane acknowledge that all reasonable costs, fees and expenses incurred in connection with this Amendment will be paid in accordance with Section 11.4 of the Existing Credit Agreement.

                  (c) Headings. Section and subsection headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

                  (d) Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

                  (e) Governing Law. This Amendment shall be governed by and construed according to the laws of the State of New York.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first above written.

                                      AMERIGAS PROPANE, L.P., a Delaware limited partnership

                                      By:  AMERIGAS PROPANE, INC.
                                      Its: General Partner


                                      By:  /s/ Martha B. Lindsay
                                           ------------------------------------
                                      Name:    Martha B. Lindsay
                                      Title:   Vice President - Finance and
                                               Chief Financial Officer

                                      AMERIGAS PROPANE, INC.



                                      By:  /s/ Martha B. Lindsay
                                           ------------------------------------
                                      Name:    Martha B. Lindsay
                                      Title:   Vice President - Finance and
                                               Chief Financial Officer

                                      PETROLANE INCORPORATED



                                      By:  /s/ Martha B. Lindsay
                                           ------------------------------------
                                      Name:    Martha B. Lindsay
                                      Title:   Vice President - Finance and
                                               Chief Financial Officer

                                      AGENT

                                      BANK OF AMERICA NATIONAL TRUST AND
                                      SAVINGS ASSOCIATION, as Agent



                                      By:      /s/ David Price
                                               --------------------------------
                                      Name:    David Price
                                      Title:   Vice President

                                      BANKS

                                      BANK OF AMERICA NATIONAL TRUST AND
                                      SAVINGS ASSOCIATION, as a Bank and an
                                      Issuing Bank



                                      By:      /s/ Daryl G. Patterson
                                               --------------------------------
                                      Name:    Daryl G. Patterson
                                      Title:   Vice President

                                      FIRST UNION NATIONAL BANK, as a Bank and as Syndication Agent



                                      By:      /s/ Joseph K. Dancy
                                               --------------------------------
                                      Name:    Joseph K. Dancy
                                      Title:   Vice President

                                      THE BANK OF NEW YORK



                                      By:
                                           ------------------------------------
                                      Name:
                                      Title:

                                      MELLON BANK, N.A.



                                      By:
                                           ------------------------------------
                                      Name:
                                      Title:

                                      THE FIRST NATIONAL BANK OF MARYLAND



                                      By:      /s/ Michael P. Grothe
                                               --------------------------------
                                      Name:    Michael P. Grothe
                                      Title:   Corporate Banking Executive

                                      FLEET NATIONAL BANK



                                      By:      /s/ Barbara Agostini Keegan
                                               --------------------------------
                                      Name:    Barbara Agostini Keegan
                                      Title:   Vice President

                                      PNC BANK, NATIONAL ASSOCIATION



                                      By:      /s/ Eric G. Erickson
                                               --------------------------------
                                      Name:    Eric G. Erickson
                                      Title:   Vice President

                                      UNION BANK OF CALIFORNIA, N.A.



                                      By:      /s/ Dustin Gaspari
                                               --------------------------------
                                      Name:    Dustin Gaspari
                                      Title:   Assistant Vice President

The undersigned hereby acknowledges and consents to the foregoing Second Amendment to Amended and Restated Credit Agreement, reaffirms the terms of its Restricted Subsidiary Guarantee in favor of Bank of America National Trust and Savings Association, as Collateral Agent and acknowledges that such Restricted Subsidiary Guarantee remains in full force and effect in accordance with its terms.

Dated:   March 25, 1999                  AMERIGAS PROPANE PARTS & SERVICE,
                                            INC., as Guarantor



                                         By: /s/ Martha B. Lindsay
                                             ----------------------------------
                                         Name:    Martha B. Lindsay
                                         Title:   Vice President - Finance and
                                                  Chief Financial Officer

                                                                     SCHEDULE I


                                                       AMENDED                         TITLE POLICY
                     ADDRESS                           MORTGAGE                         ENDORSEMENT
-----------------------------------------------------------------------------------------------------------------------
Osyart Road, Bumstead,                            Recorded 3/27/98                  Policy #137-00-003-314
     Maricopa County, AZ*                         Instrument #98-0241615            Dated 3/27/98
-----------------------------------------------------------------------------------------------------------------------
2110 N. Gaffey Street, San Pedro,                                                   Policy #137-00-005-303
     Los Angeles County, CA*                      N/A                               Dated 9/15/97
-----------------------------------------------------------------------------------------------------------------------
2675 N. Temple Avenue, Signal Hill,                                                 Policy #135-00-538-760
     Los Angeles County, CA                       N/A                               Dated 9/15/97
-----------------------------------------------------------------------------------------------------------------------
16800 South Main Street, Carson,                                                    Policy #135-00-538-761
     Los Angeles County, CA                       N/A                               Dated 9/15/97
-----------------------------------------------------------------------------------------------------------------------
9608 Cherry Avenue, Fontana,                                                        Policy #82-03-134-439
     San Bernardino County, CA                    N/A                               Dated 9/15/97
-----------------------------------------------------------------------------------------------------------------------
295 E. Virginia Street, San Jose,                                                   Policy #135-00-525-911
     Santa Clara County, CA                       N/A                               Dated 9/15/97
-----------------------------------------------------------------------------------------------------------------------
232 Mt. Hermon Road, Scotts Valley,                                                 Policy #112-00-398-650
     Santa Cruz County, CA                        N/A                               Dated 9/15/97
-----------------------------------------------------------------------------------------------------------------------
52 Lower Bartlett Road, Waterford,                Recorded 9/29/97                  Policy #112-00-689253
     New London County, CT                        Vol. 0473 Page 0132               Dated 9/29/97
-----------------------------------------------------------------------------------------------------------------------
10052 N.W. 89th Avenue, Medley,                   Recorded 10/2/97                  Policy #82-02-875613
     Dade County, FL                              17814 Page 0674                   Dated 5/11/98
                                                  Instrument #97R448821
-----------------------------------------------------------------------------------------------------------------------
1830 East 3rd Street, Panama City,                Recorded 10/23/97                 Policy #82-01-853324
     Bay County, FL*                              Book 1744 Page 1774
                                                  File #97049929
-----------------------------------------------------------------------------------------------------------------------
2715 Woodwin Road, Doraville,                     Recorded 9/29/97                  Policy #112-00-273266
     DeKalb County, GA                            Book 9634 Page 143                Dated 11/25/97
-----------------------------------------------------------------------------------------------------------------------
Lot 2999, Honolulu,                               N/A                               Policy #T107-42270
     Honolulu County, HI                                                            Dated 9/15/97
-----------------------------------------------------------------------------------------------------------------------
Lot 53 of "THE MILLYARD                           N/A                               File No. 220408
     SUBDIVISION", Halieu (Maui),                                                   Dated 9/15/97
     Maui County, HI
-----------------------------------------------------------------------------------------------------------------------
2400 Terminal Drive, Arlington Hts.,              N/A                               Policy #112-00-737437
     Cook County, IL                                                                Dated 6/21/95
-----------------------------------------------------------------------------------------------------------------------
3801 South Cicero Avenue, Cicero,                 N/A                               Policy #112-00-737438
     Cook County, IL                                                                Dated 6/21/95
-----------------------------------------------------------------------------------------------------------------------
2801 East 175th Street, Lansing,                  N/A                               Policy #112-00-737439
     Cook County, IL                                                                Dated 6/21/95
-----------------------------------------------------------------------------------------------------------------------
522 South Vermont Street, Palatine,               N/A                               Policy #112-00-737440
     Cook County, IL                                                                Dated 6/21/95
-----------------------------------------------------------------------------------------------------------------------
6300 Cliffdale Road, Fayetteville,                N/A                               Policy 112-00-838604
     Cumberland County, NC                                                          Dated 9/25/97
-----------------------------------------------------------------------------------------------------------------------

*Leasehold mortgage

                                                                     SCHEDULE I



-----------------------------------------------------------------------------------------------------------------------
Route 206, Bordentown,                            Recorded 10/1/97                  Policy #112-02-239349
     Burlington County, NJ                        MB6976 Page 273                   Dated 10/1/97
-----------------------------------------------------------------------------------------------------------------------
Route 24, Chester,                                Recorded 10/1/97                  Policy #112-02-239350
     Morris County, NJ                            MB7212 Page 47                    Dated 5/5/98
-----------------------------------------------------------------------------------------------------------------------



*Leasehold mortgage

                                                                     SCHEDULE II

             DOCUMENTS RELATING TO THE SERIES D FIRST MORTGAGE NOTES


1. A copy of the proposed Note Agreement in respect of the Series D First Mortgages Notes.

2. Evidence that the incurrence of the indebtedness evidenced by the Series D First Mortgage Notes complies with Section 8.1(f) of the Credit Agreement as of the issuance date of such Series D First Mortgage Notes.

3. A copy of the offering memorandum with respect to the Series D First Mortgage Notes.

                                       1